Income Taxes - (Tables)	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate Reconciliation
A reconciliation of the Company’s income taxes to the amount computed by applying the statutory federal income tax rate to the pretax loss for the period February 27, 2020 (inception) to December 31, 2020 is summarized as follows (in thousands):

Expected income tax benefit at statutory rates	$(2,731)
Permanent items	35
Change in fair value of 2020 SAFEs	1,616
Research credits	(32)
Valuation allowance	1,112

$—

Schedule of Deferred Tax Assets and Liabilities
As of December 31, 2020, significant components of the Company’s deferred income taxes are as follows (in thousands):

Deferred tax assets:
Net operating loss carryforward	$1,078
Research credit carryforwards	31
Other, net	3

Total deferred tax assets	1,112
Less valuation allowance	(1,112)

Net deferred tax assets	$—